UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2011

ZILLOW, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35237	20-2000033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Zillow, Inc. (“Zillow”) under Items 2.01 and 9.01 on November 2, 2011 (the Initial 8-K). Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported in the Initial 8-K, on October 31, 2011, Zillow, Diverse Solutions, Inc., an Internet-based listing content and property search service (“Diverse Solutions”), and Justin LaJoie, the controlling shareholder of Diverse Solutions, entered into an Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which Zillow acquired substantially all of the operating assets, including intellectual property rights and intangible assets, of Diverse Solutions. In consideration for the acquisition of the operating assets of Diverse Solutions under the terms of the Purchase Agreement, Zillow assumed certain operating liabilities, paid Diverse Solutions $5,540,000 in cash and issued to Diverse Solutions 75,000 restricted shares of Zillow’s Class A common stock (the “Restricted Shares”). The Restricted Shares are subject to the terms and conditions of a Restricted Stock Agreement which became effective on October 31, 2011. The grant date fair value of the Restricted Shares is $2,226,750. One-third of the Restricted Shares will vest and no longer be subject to forfeiture on the first anniversary of the vesting commencement date, which is October 31, 2011, subject to Justin LaJoie’s continued employment or service to Zillow until such date. The remaining shares will vest ratably over the twenty-four months following such first anniversary, subject to Justin LaJoie’s continued employment or service to Zillow. In the event of Justin LaJoie’s termination of service by Zillow without cause or by Justin LaJoie for good reason, any unvested shares on the date of such termination will become vested and no longer subject to forfeiture.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Diverse Solutions as of September 30, 2011 and for the nine months then ended are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited financial statements of Diverse Solutions as of September 30, 2011 and for the nine months then ended

99.2	Unaudited pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2012	ZILLOW, INC.

	By:	/s/ SPENCER M. RASCOFF
	Name:	Spencer M. Rascoff
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited financial statements of Diverse Solutions as of September 30, 2011 and for the nine months then ended

99.2	Unaudited pro forma financial information

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